EXHIBIT 10.14
                                                                  EXECUTION COPY



                                           SIXTH AMENDMENTdated as of April
                                    23, 2002 (this "Amendment") to the Credit
                                    Agreement dated as of February 22, 2000 (as previously amended, the "Credit Agreement") among UCAR INTERNATIONAL INC., a Delaware corporation ("UCAR"), UCAR GLOBAL ENTERPRISES INC., a Delaware corporation ("Global"), UCAR FINANCE INC., a Delaware corporation (the "Borrower"), the LC Subsidiaries from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, as Administrative Agent, Collateral Agent and Issuing Bank.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries, on the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested an amendment of the Credit Agreement as set forth herein.

                  C. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

                  D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. (a) The preamble to the Credit Agreement is hereby amended by inserting immediately prior to the last sentence thereof the following sentence:

                  "In no circumstance whatsoever will any Letter of Credit issued pursuant to this Agreement on behalf of Lenders holding Revolving Commitments or the proceeds of any Revolving Loan be used for any purpose other than paying (or providing Letter of Credit support to facilitate or defer the payment of) antitrust fines imposed by the European Union, if at the time of, or as a result of, the issuance of

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                                                                               2

                  such Letter of Credit or the making of such Loan the Revolving Exposure exceeds or would exceed EUR175,000,000."

                  (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Amendment Fees".

                  (c) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order the following definitions:

                            "ADDITIONAL SENIOR NOTES" shall mean senior notes of
                  the Borrower issued under the indenture for the Senior Notes and having terms no less favorable to the Borrower and the Lenders than those contemplated by Exhibit A to the Sixth Amendment to this Agreement.

                            "LEVERAGE RATIO" as of the last day of any fiscal
                  quarter shall mean the ratio of (a) Net Debt as of such day to
                  (b) EBITDA for the four quarter period ended as of such day.

                            "NET SENIOR SECURED DEBT" shall mean, with respect
                  to UCAR, Global, the Borrower and the Subsidiaries on a consolidated basis, at any time, (a) that portion of Total Debt which is secured by any assets of UCAR, Global, the Borrower or any Subsidiary, other than the Senior Notes and the Additional Senior Notes, minus (b) the aggregate amount held at such time by UCAR, Global, the Borrower and the Subsidiary Loan Parties of (i) Permitted Investments of the type described in clauses (a), (b), (c), (e) and (to the extent analogous to such clauses (a), (b), (c) and (e)) (f) of the definition of Permitted Investments that are denominated in Euros (including Euro-equivalent currencies) or Dollars, mature 30 days or less from the date of determination and are held in jurisdictions from which funds may be freely transferred to the Borrower and (ii) cash denominated in Euros (including Euro-equivalent currencies) or Dollars that are held in jurisdictions from which funds may be freely transferred to the Borrower.

                  (d) The definition of "Net Proceeds" is hereby amended by (i) deleting the "and" directly preceding clause (b)(iii), substituting therefor a "," and adding directly after such clause (b)(iii) the phrase "and (iv) in the case of any issuance of Additional Senior Notes, accrued net interest paid by the purchasers of such Additional Senior Notes".

                  (e) The definition of "Prepayment Event" is hereby amended by replacing the phrase "and (xiv)" with the phrase ", (xiv) and (xv)".

                  (f) The definition of "Revolving Commitment" is hereby amended by adding the following sentence at the end of the definition:

                  "The aggregate amount of the Revolving Commitments on the Amendment Effective Date under the Sixth Amendment is EUR200,000,000."

                                                                               3
                  (f) Section 2.09(d) of the Credit Agreement is hereby amended by replacing the reference to "Senior Notes" with the phrase "Senior Notes or the Additional Senior Notes".

                  (g) Section 2.10(c) of the Credit Agreement is hereby amended by inserting in the first sentence thereof directly following the phrase "such Net Proceeds are received," the phrase "(1) in the case of the Net Proceeds received in respect of Additional Senior Notes, prepay (x) Revolving Borrowings in an aggregate amount equal to the lesser of the Revolving Loans then outstanding and 50% of the Net Proceeds of such Additional Senior Notes and (y) prepay Term Borrowings in an aggregate amount equal to all Net Proceeds thereof other than those used to prepay Revolving Loans under clause (x) above and (2) in all other cases,".

                  (h) Section 7.01(a) of the Credit Agreement is hereby amended by (i) deleting in clause (xii) thereof the phrase "not in excess of $130,000,000" and substituting the phrase "not in excess of $75,000,000"; (ii) renumbering the last clause thereof "(xvi)" rather than "(xv)"; (iii) changing the reference in such new clause (xvi) from "(xiv)" to "(xv)"; (iv) deleting the "and" at the end of clause (xiv) thereof; (v) deleting in the first sentence of clause (xiv) thereof preceding the phrase "Guarantee by UCAR" the word "unsecured" and adding after the phrase "any Domestic Subsidiary of the Senior Notes" the phrase "that is either unsecured or secured solely by a lien described in Section 7.02(w)"; and (vi) inserting between such clause (xiv) and new clause (xvi) the following new clause:

                  "(xv) Additional Senior Notes not guaranteed by any person other than UCAR, Global and the Domestic Subsidiaries in an aggregate principal amount not to exceed $150,000,000; any Guarantee by UCAR, Global or any Domestic Subsidiary of the Additional Senior Notes that is either unsecured or secured solely by a lien described in Section 7.02(w); PROVIDED that (A) 50% of the Net Proceeds of the aggregate principal amount thereof shall be applied to prepay Revolving Loans to the extent outstanding in accordance with Section 2.10(c) and (B) all Net Proceeds thereof other than those prepaid under clause (A) above shall be applied to prepay Term Loans in accordance with Section 2.10(c); and".

                  (i)  Section 7.02 of the Credit Agreement is hereby amended by
(i) replacing clause (v) thereof in its entirety by the following:

                  "(v) Liens on Intercompany Senior Loans to secure Senior Notes and Additional Senior Notes or to secure the Obligations; PROVIDED that the aggregate principal amount of the Intercompany Senior Loans securing Senior Notes and Additional Senior Notes shall not at any time exceed $400,000,000 (excluding the impact of changes in currency exchange rates after February 15, 2002); and"

(ii) changing the reference to "Senior Notes" in clause (w) thereof to "Senior Notes or Additional Senior Notes" and (iii) adding in clause (w) thereof following the phrase "or any Subsidiary" the phrase "securing the Senior Notes or the Additional Senior Notes".

                  (j) Section 7.08 of the Credit Agreement is hereby amended by adding at the end of clause (c)(i) immediately following the phrase "in respect of the Senior Notes" the phrase "and the Additional Senior Notes".

                  (k) Section 7.09(d) of the Credit Agreement is hereby amended by (i) replacing each reference therein to the phrase "the Senior Notes" with the phrase "the Senior Notes or the Additional Senior Notes" and (ii) replacing in the proviso at the end thereof the phrase "the aggregate principal amount of the Senior Notes" with the phrase "$400,000,000 (excluding the impact of changes in currency exchange rates after February 15, 2002)".

                  (l) Section 7.11 of the Credit Agreement is hereby amended by
(i) deleting the table set forth therein and substituting therefor the following:


         ---------------------------------- ---------------------------- -----------------------------------
                FROM AND INCLUDING:         TO AND INCLUDING:            RATIO:

         ---------------------------------- ---------------------------- -----------------------------------
         Effective Date of Sixth Amendment  June 30, 2002                1.60 : 1.0
         ---------------------------------- ---------------------------- -----------------------------------
         July 1, 2003                       September 30, 2003           1.65 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         October 1, 2003                    December 31, 2003            1.75 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2004                    December 31, 2004            2.00 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2005                    December 31, 2005            2.25 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2006                    December 31, 2006            2.75 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2007                    Tranche B Maturity Date      3.25 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------


and (ii) deleting from both provisos thereto all clauses (A)(i) and (B)(i) and renumbering all clauses (A)(ii), (A)(iii), (B)(ii) and (B)(iii) accordingly.

                  (m) Section 7.12 of the Credit Agreement is hereby amended by
(i) replacing each reference to the phrase "Leverage Ratio" with "Senior Secured Leverage Ratio", (ii) replacing each reference to the phrase "Net Debt" with "Net Senior Secured Debt", (iii) deleting the table set forth therein and substituting therefor the following:


         ---------------------------------- ---------------------------- -----------------------------------
                FROM AND INCLUDING:         TO AND INCLUDING:            RATIO:

         ---------------------------------- ---------------------------- -----------------------------------
         Effective Date of Sixth Amendment  June 30, 2003                2.75 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------

                                                                               5

         ---------------------------------- ---------------------------- -----------------------------------
         July 1, 2003                       September 30, 2003           2.65 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         October 1, 2003                    December 31, 2004            2.50 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2005                    December 31, 2005            2.25 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------
         January 1, 2006                    Tranche B Maturity Date      2.00 : 1.0

         ---------------------------------- ---------------------------- -----------------------------------

and (iv) deleting from both provisos thereto all clauses (A)(i) and (B)(i) and renumbering all clauses (A)(ii), (A)(iii), (B)(ii) and (B)(iii) accordingly.

                  SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT EFFECTIVE PRIOR TO THE AMENDMENT EFFECTIVE DATE. (a) Effective as of December 6, 2001:

                  (i) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order the following definition:

                           "REALIGNMENT TRANSACTIONS" shall mean (i) the
                  transactions specified on Schedule 10.15 as modified in accordance with the penultimate sentence of Section 10.15 and
                  (ii) the prepayment of any Intercompany Term Loan made by the Borrower to UCAR Carbon Company Inc. with the proceeds of new Intercompany Term Loans made by the Borrower to any other Guarantor (other than UCAR).

                  (ii) Section 3.03(b) of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (iii) thereof, (ii) replacing the "." at the end of clause (iv) thereof with a "; and" and (iii) adding immediately after clause (iv) thereof the following new clause (v):

                           "(v) any Intercompany Term Loan made by the Borrower
                  to UCAR Carbon Company Inc. may be prepaid with the proceeds of any Intercompany Term Loan made by the Borrower to any other Guarantor (other than UCAR)."

                  (b) Effective upon the effectiveness of this Amendment in accordance with Section 5:

                           (i) The definition of "Indebtedness" is hereby
                  amended by inserting at the end of clause (i) thereof immediately before the phrase "and (j)" the phrase "(in each case, net of any margin deposit in respect thereof)".

                           (ii) The definition of "Interest/Exchange Rate
                  Protection Agreement" is hereby amended by adding at the end thereof the phrase "or to take advantage of reduced interest rates by converting fixed rate obligations to floating rate obligations".

                           (iii) Section 7.01(a) of the Credit Agreement is
                  hereby amended by (A) inserting in clause (iii) thereof the phrase "or to take advantage of reduced interest rates by converting fixed rate obligations to floating rate obligations" immediately following the phrase "and other Indebtedness" and (B) inserting at the end of such clause
                  (iii) the phrase "or shall be entered into to take advantage of reduced interest rates by converting fixed rate obligations to floating rate obligations".

                           (iv) Section 7.02 of the Credit Agreement is hereby
                  amended by adding at the end of clause (h) thereof the phrase "and deposits to secure obligations in respect of Interest/Exchange Rate Protection Agreements having the effect of converting fixed rate obligations under Senior Notes or Additional Senior Notes to floating rate obligations".

                  SECTION 3. REDUCTION OF REVOLVING COMMITMENTS. As of the Amendment Effective Date, without any notice or any other action by any person, the aggregate amount of the Revolving Commitments shall automatically and permanently be reduced by an amount that will result in the Revolving Commitments equaling EUR200,000,000.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. Each of UCAR, Global and the Borrower represents and warrants to each Lender as of the date hereof and as of the Amendment Effective Date that after giving effect to this
Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 5. EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders, but the provisions of Sections 1 and 3 above shall not become effective until as of the first date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions are met: (a) the Borrower shall have received gross proceeds in respect of the Additional Senior Notes in an amount not less than $100,000,000; (b) Revolving Loans and Term Loans shall have been prepaid in an aggregate principal amount not less than that required under Sections 2.10(c) and 7.01(a)(xv) as amended hereby in connection with the issuance of such Additional Senior Notes; (c) each Lender shall have received the Amendment Fee required to be paid to it pursuant to
Section 6 below; and (d) the representations and warranties set forth in Section 4 above shall be true and correct on and as of such date. Notwithstanding anything herein to the contrary, the Amendment Effective Date shall not occur after May 31, 2002.

                  SECTION 6. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on April 23, 2002, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.125% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case based on the amount outstanding immediately after the issuance of the Additional Senior Notes, the application of the Net Proceeds therefrom in accordance with Section 2.10(c) and the reduction of the Revolving Commitments pursuant to Section 3 above; PROVIDED that the Borrower shall have no liability for any such Amendment Fee if the Amendment Effective Date shall not occur. Such Amendment Fee shall be payable on the Amendment Effective Date.

                  SECTION 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                  SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.


                                             UCAR INTERNATIONAL INC.,

                                             By:  /S/ WALTER D. CARTER, JR.
                                                  ------------------------------
                                             Name:    Walter D. Carter, Jr.
                                             Title:   Assistant Treasurer


                                             UCAR GLOBAL ENTERPRISES INC.,

                                             By:  /S/ WALTER D. CARTER, JR.
                                                  ------------------------------
                                             Name:    Walter D. Carter, Jr.
                                             Title:   Assistant Treasurer


                                             UCAR FINANCE INC.,

                                             By:  /S/ WALTER D. CARTER, JR.
                                             -----------------------------------
                                             Name:    Walter D. Carter, Jr.
                                             Title:   Assistant Treasurer


                                             JPMORGAN CHASE BANK, as a Lender,
                                             and as Administrative Agent,
                                             Collateral Agent and Issuing Bank,

                                             By:  ------------------------------
                                             Name:
                                             Title:

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             JPMORGAN CHASE BANK


                                             By:        /S/ JAMES H. RAMAGE
                                                --------------------------------
                                             Name:      James H. Ramage
                                             Title:     Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION


                                            By:        /S/ GREGORY HONG
                                                --------------------------------
                                            Name:      Gregory Hong
                                            Title:     Duly Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             FLEET NATIONAL BANK


                                             By:        /S/ SANDRA H. BENNETT
                                                --------------------------------
                                             Name:      Sandra H. Bennett
                                             Title:     Senior Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             THE BANK OF NOVA SCOTIA


                                             By:        /S/ BRIAN ALLEN
                                                --------------------------------
                                             Name:      Brian Allen
                                             Title:     Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             BANK OF AMERICA, N.A.


                                            By:        /S/ MICHELLE R. SUTCH
                                                --------------------------------
                                            Name:      Michelle R. Sutch
                                            Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             WACHOVIA BANK, N.A.


                                             By:        /S/ JORGE A. GONZALEZ
                                                --------------------------------
                                             Name:      Jorge A. Gonzalez
                                             Title:     Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CIC


                                             By: S/ GARY GEORGE   /S/ TIM HUBAND
                                                --------------------------------
                                             Name:  Gary George      Tim Huband
                                             Title: Manager          Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             PB CAPITAL CORPORATION


                                             By:        /S/ JEFFREY FROST
                                                --------------------------------
                                             Name:      Jeffrey Frost
                                             Title:     Managing Director
                                                        Portfolio Managment


                                             By:        /S/ AURELIO ALMONTE
                                                --------------------------------
                                             Name:      Aurelio Almonte
                                             Title:     Associate

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             THE BANK OF NEW YORK


                                             By:        /S/ CHRISTINE T. RIO
                                                --------------------------------
                                             Name:      Christine T. Rio
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:        /S/ ATTILA KOC
                                                 -------------------------------
                                             Name:      Attila Koc
                                             Title:     Senior Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             NATEXIS BANQUES POPULAIRES


                                             By:        /S/ WILLIAM J. BURKE
                                                --------------------------------
                                                Name:      William J. Burke
                                                Title:     Vice President


                                             By:        /S/ JOSEPH A. MILLER
                                                --------------------------------
                                             Name:      Joseph A. Miller
                                             Title:     Associate

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             BANK PEKAO S.A.


                                             By:        /S/ HUSSEIN B. EL-TAWIL
                                                --------------------------------
                                             Name:      Hussein B. El-Tawil
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CREDIT SUISSE FIRST BOSTON


                                             By:        /S/ PAUL J. CORONA
                                                --------------------------------
                                             Name:      Paul J. Corona
                                             Title:     Director


                                             By:        /S/ WILLIAM S. LUTKINS
                                                --------------------------------
                                             Name:      William S. Lutkins
                                             Title:     Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AMMC CDO I, LIMITED

                                             By:  American Money Management
                                                  Corp., as Collateral Manager


                                             By:        /S/ DAVID P. MEYER
                                                --------------------------------
                                             Name:      David P. Meyer
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AMMC CLO II, LIMITED
                                             By:  American Money Management
                                                  Corp., as Collateral Manager


                                             By:        /S/ DAVID P. MEYER
                                                --------------------------------
                                             Name:      David P. Meyer
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ARES III CLO LTD.
                                             By:  Ares CLO Management LLC, its
                                             Investment Manager


                                             By:     /S/ CHRISTOPHER N. JACOBS
                                                --------------------------------
                                             Name:   Christopher N. Jacobs
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ARES IV CLO LTD.
                                             By:  Ares CLO Management IV, L.P.,
                                             Investment Manager
                                             By:  Ares CLO GP IV, LLC, Its
                                             Managing Member


                                             By:     /S/ CHRISTOPHER N. JACOBS
                                                --------------------------------
                                             Name:   Christopher N. Jacobs
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ARES LEVERAGED INVESTMENT
                                             FUND II, L.P.
                                             By:  Ares Management III, its
                                             General Partner


                                             By:     /S/ CHRISTOPHER N. JACOBS
                                                --------------------------------
                                             Name:   Christopher N. Jacobs
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ARES V CLO LTD.
                                             By:  Ares CLO Management V, L.P.,
                                             Investment Manager
                                             By:  Ares CLO GP V, LLC, Its
                                             Managing Member


                                             By:     /S/ CHRISTOPHER N. JACOBS
                                                --------------------------------
                                             Name:   Christopher N. Jacobs
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ARES IV CLO LTD.
                                             By:  Ares CLO Management VI, L.P.,
                                             Investment Manager
                                             By:  Ares CLO GP VI, LLC, Its
                                             Managing Member


                                             By:     /S/ CHRISTOPHER N. JACOBS
                                                --------------------------------
                                             Name:   Christopher N. Jacobs
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SANKATY ADVISORS, INC., as
                                             Collateral Manager for Brant
                                             Point CBO 1999-1 LTD, as Term
                                             Lender


                                             By:     /S/ DIANE J. EXTER
                                                --------------------------------
                                             Name:   Diane J. Exter
                                             Title:  Managing Director
                                                     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SANKATY ADVISORS, LLC, Collateral
                                             Manager for Great Point CLO 1999-1
                                             LTD, as Term Lender


                                             By:     /S/ DIANE J. EXTER
                                                --------------------------------
                                             Name:   Diane J. Exter
                                             Title:  Managing Director
                                                     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SANKATY ADVISORS, LLC, as
                                             Collateral Manager for Race
                                             Point CLO, Limited, as Term
                                             Lender


                                             By:     /S/ DIANE J. EXTER
                                                --------------------------------
                                             Name:   Diane J. Exter
                                             Title:  Managing Director
                                                     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SANKATY HIGH YIELD ASSET
                                             PARTNERS, L.P.



                                             By:     /S/ DIANE J. EXTER
                                                --------------------------------
                                             Name:   Diane J. Exter
                                             Title:  Managing Director
                                                     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SANKATY HIGH YIELD PARTNERS II,
                                             LP.


                                             By:     /S/ DIANE J. EXTER
                                                --------------------------------
                                             Name:   Diane J. Exter
                                             Title:  Managing Director
                                                     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             HARBOUR TOWN FUNDING TRUST


                                             By:     /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:   Ann E. Morris
                                             Title:  Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             VWNTURE CDO 2002, LIMITED


                                             By:     /S/ MARTIN F. DAVEY
                                                --------------------------------
                                             Name:   Martin F. Davey
                                             Title:  Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             APEX (TRIMARAN) CDO I, LTD.
                                             By Trimaran Advisors L.L.C.

                                             By:     /S/ DAVID M. MILLISON
                                                --------------------------------
                                             Name:   David M. Millison
                                             Title:  Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SAWGRASS TRADING LLC


                                             By:     /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:   Ann E. Morris
                                             Title:  Asst. Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CARLYLE HIGH YIELD PARTNERS,
                                             L.P.


                                             By:     /S/ LINDA PACE
                                                --------------------------------
                                             Name:   Linda Pace
                                             Title:  Principal

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CARLYLE HIGH YIELD PARTNERS II,
                                             L.P.


                                             By:     /S/ LINDA PACE
                                                --------------------------------
                                             Name:   Linda Pace
                                             Title:  Principal

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CARLYLE HIGH YIELD PARTNERS III,
                                             LTD.


                                             By:     /S/ LINDA PACE
                                                --------------------------------
                                             Name:   Linda Pace
                                             Title:  Principal

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KZH CNC LLC



                                             By:     /S/ SUSAN LEE
                                                --------------------------------
                                             Name:   Susan Lee
                                             Title:  Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             WINGED FOOT FUNDING TRUST
                                             L.P.


                                             By:     /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:   Ann E. Morris
                                             Title:  Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             LONG LANE MASTER TRUST IV
                                             By: Fleet National Bank as Trust
                                                        Administrator



                                             By:     /S/ DARCEY F. BARTEL
                                                --------------------------------
                                             Name:   Darcey F, Bartel
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             BLUE SQUARE FUNDING SERIES 3
                                             Deutsche Bank Trust Co. Americas
                                             formerly known as Bankers Trust


                                             By:     /S/ JENNIFER BOHANNON
                                                --------------------------------
                                             Name:   Jennifer Bohannon
                                             Title:  Assistant Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ELF FUNDING TRUST I
                                             By: Highland Capital Management,
                                             L.P. As Collateral Manager


                                             By:     /S/ LOUIS KOVEN
                                                --------------------------------
                                             Name:   Louis Koven
                                             Title:  Executive Vice President-
                                                     CFO Highland Capital
                                                     Management, L.P.

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ELF FUNDING TRUST III
                                             By: New York Life Investment
                                             Management, LLC, as Attorney-in-
                                             Fact


                                             By:     /S/ ROBERT H. DIAL
                                                --------------------------------
                                             Name:   Robert H. Dial
                                             Title:  Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             GLENEAGLES TRADING LLC



                                             By:     /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:   Ann E. Morris
                                             Title:  Asst. Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             PAMCO CAYMEN LTD.
                                             By: Highland Capital Management,
                                             L.P. As Collateral Manager


                                             By:     /S/ LOUIS KOVEN
                                                --------------------------------
                                             Name:   Louis Koven
                                             Title:  Executive Vice President-
                                                     CFO Highland Capital
                                                     Management L.P.

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ENDURANCE CLO I, LTD

                                             c/o ING Capital Advisors LLC,
                                             as Portfolio Manager


                                             By:     /S/ GORDON COOK
                                                --------------------------------
                                             Name:   Gordon Cook
                                             Title:  Senior Vice President
                                                     & Portfolio Manager



                                             ARCHIMEDES FUNDING III, LTD.

                                             ING Capital Advisors LLC, as
                                             Collateral Manager


                                             By:        /S/ GORDON COOK
                                                 ----------------------------
                                             Name:      Gordon Cook
                                             Title:     Senior Vice President
                                                         & Portfolio Manager



                                             Name of Institution:

                                             ARCHIMEDES FUNDING II, LTD.

                                             ING Capital Advisors LLC, as
                                             Collateral Manager


                                             By:        /S/ GORDON COOK
                                                -------------------------------
                                             Name:      Gordon Cook
                                             Title:     Senior Vice President
                                                        & Portfolio Manager



                                             Name of Institution:

                                             SEQUILS-ING I (HBDGM), LTD.

                                             ING Capital Advisors LLC, as
                                             Collateral Manager


                                             By:        /S/ GORDON COOK
                                                --------------------------------
                                             Name:      Gordon Cook
                                             Title:     Senior Vice President
                                                        & Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KZH ING-3 LLC


                                             By:        /S/ SUSAN LEE
                                                --------------------------------
                                             Name:      Susan Lee
                                             Title:     Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AERIES FINANCE-II LTD.
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As
                                             Sub-Managing Agent


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AMARA-1 FINANCE, LTD.
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Sub-advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AMARA 2 FINANCE, LTD.
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Sub-Advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AVALON CAPITAL LTD.
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As
                                             Portfolio Advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AVALON CAPITAL LTD. 2
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Portfolio
                                             Advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CERES II FINANCE LTD.
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Sub-Managing
                                             Agent (Financial)


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CHARTER VIEW PORTFOLIO
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Investment
                                             Advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             TRITON CDO IV, LIMITED
                                             By:  INVESCO Senior Secured
                                             Management, Inc. As Investment
                                             Advisor


                                             By:        /S/ GREGORY STOECKLE
                                                --------------------------------
                                             Name:      Gregory Stoeckle
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KATONAH I, LTD.


                                             By:        /S/ RALPH DELLA ROCCA
                                                --------------------------------
                                             Name:      Ralph Della Rocca
                                             Title:     Authorized Officer
                                                        Katonah Capital, LLC
                                                        As Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KATONAH II, LTD.


                                             By:        /S/ RALPH DELLA ROCCA
                                                --------------------------------
                                             Name:      Ralph Della Rocca
                                             Title:     Authorized Officer
                                                        Katonah Capital, LLC
                                                        As Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KATONAH III, LTD.


                                             By:        /S/ RALPH DELLA ROCCA
                                                --------------------------------
                                             Name:      Ralph Della Rocca
                                             Title:     Authorized Officer
                                                        Katonah Capital, LLC
                                                        As Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             MAPLEWOOD (CAYMAN) LTD.
                                             By:  Mass Mutual Life Insur. Co.,
                                             As Investment Manager


                                             By:        /S/ STEVEN J. KATZ
                                                --------------------------------
                                             Name:     Steven J. Katz
                                             Title:    Second Vice President and
                                                       Associate General Counsel

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             MASSACHUSETTS MUTUAL LIFE INSURANCE
                                             COMPANY


                                             By:        /S/ STEVEN J. KATZ
                                                --------------------------------
                                             Name:     Steven J. Katz
                                             Title:    Second Vice President and
                                                       Associate General Counsel

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             MUZINICH CASHFLOW CBO LTD.


                                             By:        /S/ DANIEL NACCARELLA
                                                --------------------------------
                                             Name:      Daniel Naccarella
                                             Title:     Authorized Signatory

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             OCTAGON INVESTMENT PARTNERS II, LLC
                                             By:  Octagon Credit Investors, LLC,
                                             as sub-investment manager


                                             By:        /S/ MICHAEL B. NECHAMKIN
                                                --------------------------------
                                             Name:      Michael B. Nechamkin
                                             Title:     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             OCTAGON INVESTMENT PARTNERS III,
                                             LTD.
                                             By:  Octagon Credit Investors, LLC,
                                             as Portfolio Manager


                                             By:        /S/ MICHAEL B. NECHAMKIN
                                                --------------------------------
                                             Name:      Michael B. Nechamkin
                                             Title:     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                            Name of Institution:

                                            OCTAGON INVESTMENT PARTNERS IV, LTD.
                                            By:  Octagon Credit Investors, LLC,
                                            as collateral manager


                                            By:        /S/ MICHAEL B. NECHAMKIN
                                               ---------------------------------
                                            Name:      Michael B. Nechamkin
                                            Title:     Portfolio Manager

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                            Name of Institution:

                                            ADDISON CDO, LIMITED (ACCT 1279)
                                            By:  Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                            By:        /S/ MOHAN V. PHANSALKAR
                                               ---------------------------------
                                            Name:      Mohan V. Phansalkar
                                            Title:     Executive Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             BEDFORD CDO, LIMITED (ACCT 1276)
                                             By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                             By:        /S/ MOHAN V. PHANSALKAR
                                                --------------------------------
                                             Name:      Mohan V. Phansalkar
                                             Title:     Executive Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             CAPTIVA III FINANCE LTD. (ACCT
                                             275), as advised by Pacific
                                             Investment Management Company LLC


                                             By:        /S/ DAVID DYER
                                                --------------------------------
                                             Name:      David Dyer
                                             Title:     Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             DELANO COMPANY (ACCT 274)
                                             By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                             By:        /S/ MOHAN V. PHANSALKAR
                                                --------------------------------
                                             Name:      Mohan V. Phansalkar
                                             Title:     Executive Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             JISSEKIKUN FUNDING, LTD. (ACCT
                                             1288)
                                             By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                             By:        /S/ MOHAN V. PHANSALKAR
                                                --------------------------------
                                             Name:      Mohan V. Phansalkar
                                             Title:     Executive Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SEQUILS-MAGNUM, LTD. (#1280)
                                             By:  Pacific Investment Management
                                             Company LLC, as its Investment
                                             Advisor


                                             By:        /S/ MOHAN V. PHANSALKAR
                                                --------------------------------
                                             Name:      Mohan V. Phansalkar
                                             Title:     Executive Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             PPM SPYGLASS FUNDING TRUST


                                             By:        /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:      Ann E. Morris
                                             Title:     Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             TUSCANY CDO, LIMITED
                                             By:  PPM America, Inc., as
                                             Collateral Manager


                                             By:        /S/ DAVID C. WAGNER
                                                --------------------------------
                                             Name:      David C. Wagner
                                             Title:     Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KZH RIVERSIDE LLC


                                             By:        /S/ SUSAN LEE
                                                --------------------------------
                                             Name:      Susan Lee
                                             Title:     Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SCUDDER FLOATING RATE FUND


                                             By:        /S/ KENNETH WEBER
                                                --------------------------------
                                             Name:      Kenneth Weber
                                             Title:     Sr. Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             LIBERTY - STEIN ROE ADVISOR
                                             FLOATING RATE ADVANTAGE FUND
                                             By:  Stein Roe & Farnham
                                             Incorporated, as Advisor


                                             By:        /S/ KATHLEEN A. ZAM
                                                --------------------------------
                                             Name:      Kathleen A. Zam
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SRF 2000 LLC


                                             By:        /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:      Ann E. Morris
                                             Title:     Asst. Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SRF TRADING, INC.


                                             By:        /S/ ANN E. MORRIS
                                                --------------------------------
                                             Name:      Ann E. Morris
                                             Title:     Asst. Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             STEIN ROE & FARNHAM CLO I LTD.,

                                             By:  Stein Roe & Farnham
                                             Incorporated, As Portfolio
                                             Manager


                                             By:        /S/ KATHLEEN A. ZAM
                                                --------------------------------
                                             Name:      Kathleen A. Zam
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             STEIN ROE FLOATING RATE LIMITED
                                             LIABILITY COMPANY


                                             By:        /S/ KATHLEEN A. ZAM
                                                --------------------------------
                                             Name:      Kathleen A. Zam
                                             Title:     Vice President
                                                        Stein Roe & Farnham
                                                        Incorporated, as Advisor
                                                        to the Stein Roe
                                                        Floating Rate Limited
                                                        Liability Company

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             KZH SOLEIL-2 LLC


                                             By:        /S/ SUSAN LEE
                                                --------------------------------
                                             Name:      Susan Lee
                                             Title:     Authorized Agent

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             TORONTO DOMINION (NEW YORK), INC.


                                             By:        /S/ STACEY MALEK
                                                --------------------------------
                                             Name:      Stacey Malek
                                             Title:     Vice President

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             VAN KAMPEN PRIME RATE INCOME TRUST
                                             By:  Van Kampen Investment Advisory
                                             Corp.


                                             By:        /S/ DARVIN D. PIERCE
                                                --------------------------------
                                             Name:      Darvin D. Pierce
                                             Title:     Executive Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             VAN KAMPEN SENIOR INCOME TRUST
                                             By:  Van Kampen Investment Advisory
                                             Corp.


                                             By:        /S/ DARVIN D. PIERCE
                                                --------------------------------
                                             Name:      Darvin D. Pierce
                                             Title:     Executive Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             VAN KAMPEN SENIOR FLOATING RATE
                                             FUND
                                             By:  Van Kampen Investment Advisory
                                             Corp.


                                             By:        /S/ DARVIN D. PIERCE
                                                --------------------------------
                                             Name:      Darvin D. Pierce
                                             Title:     Executive Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             GALAXY CLO 1999-1 LTD.


                                             By:        /S/ THOMAS G. BRANDT
                                                --------------------------------
                                             Name:      Thomas G. Brandt
                                             Title:     Managing Director

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By:        /S/ JERRY D. ZINKULA
                                                --------------------------------
                                             Name:      Jerry D. Zinkula
                                             Title:


                                             By:        /S/ CHRIS GOERGEN
                                                --------------------------------
                                             Name:      Chris Goergen
                                             Title:     Authorized Signatories

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AIMCO CDO SERIES 2000-A


                                             By:        /S/ JERRY D. ZINKULA
                                                --------------------------------
                                             Name:      Jerry D. Zinkula
                                             Title:


                                             By:        /S/ CHRIS GOERGEN
                                                --------------------------------
                                             Name:      Chris Goergen
                                             Title:     Authorized Signatories

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             AIMCO CLO SERIES 2001-A


                                             By:        /S/ JERRY D. ZINKULA
                                                --------------------------------
                                             Name:      Jerry D. Zinkula
                                             Title:


                                             By:        /S/ CHRIS GOERGEN
                                                --------------------------------
                                             Name:      Chris Goergen
                                             Title:     Authorized Signatories

Signature Page to Sixth Amendment to UCAR Finance Inc. Credit Agreement.



                                             Name of Institution:

                                             SIMSBURY CLO, LTD.
                                             By:  Mass Mutual Life Insurance
                                             Company, as Collateral Manager


                                             By:        /S/ STEVEN J. KATZ
                                                --------------------------------
                                             Name:     Steven J. Katz
                                             Title:    Second Vice President and
                                                       Associate General Counsel

                                    EXHIBIT A

                      TERM SHEET - ADDITIONAL SENIOR NOTES


ISSUER:                       UCAR Finance Inc.

PARENT COMPANY GUARANTORS:    UCAR International Inc., UCAR Global Enterprises
                              Inc. and UCAR Carbon Company Inc.

PRINCIPAL AMOUNT:             $500-$550 million (includes Initial Offering of
                              $400 million)

RANKING:                      Senior

TERM:                         10 years

OPTIONAL REDEMPTION:          5 year non-call protection

CLAWBACK:                     Up to 35% of the Senior Notes may be redeemed at
                              any time within 3 years with the proceeds of an equity offering.

CHANGE OF CONTROL PUT:        Change of control put at 101%

CUSTOMARY COVENANTS:          Including, but not limited to, the following:

                              LIMITATION ON INDEBTEDNESS

                              LIMITATION ON RESTRICTED PAYMENTS

                              LIMITATION ON MERGERS AND CONSOLIDATIONS

                              LIMITATION ON ASSET SALES

                              LIMITATION ON PAYMENTS RESTRICTIONS AFFECTING SUBSIDIARIES

                              LIMITATION ON TRANSACTIONS WITH AFFILIATES

                              LIMITATION ON LIENS

USE OF NET PROCEEDS:          As to the initial issuance of Senior Notes in
                              February 2002 (up to $400 million): 100% of first $200 million (first $250 million, if offering is more than $300 million and not more than $400 million) and 50% of balance to be used to repay senior secured term bank debt;
                              balance to be used for working capital and general corporate purposes (to reduce revolver pending use)

                              As to the issuance of additional Senior Notes (up to $150 million): 50% of the net proceeds from such issuance (excluding accrued interest paid by the Noteholders) to be applied to reduce the Revolving Loans until fully repaid and the remainder of the net proceeds (excluding accrued interest paid by the Noteholders) to repay the Term Loans in accordance with the Credit Agreement


STRUCTURE:                    Same as senior secured lenders prior to issuance
                              of Senior Notes in February 2002 (excluding security, except for pledge of unsecured notes and related unsecured guarantees and junior pledge of shares of Graftech), including the following:

                                        Senior unsecured guarantees by virtually all U.S. subsidiaries (including Graftech if it becomes 100% owned)

                                        Intercompany note structure for foreign
                                        subsidiaries (which cannot give direct
                                        guarantees of the Senior Notes for tax
                                        reasons)

                                        Foreign subsidiaries issue senior
                                        unsecured intercompany notes to UCAR
                                        Finance, in a principal amount equal to
                                        up to the principal amount of Senior
                                        Notes (with one-time exclusion for
                                        Proposed Offering up to $150 million)
                                        with unsecured cross-guarantees by other foreign subsidiaries

                                        These notes are pledged to secure
                                        repayment of the Senior Notes

                                        No material priority debt incurred by
                                        foreign subsidiaries at date of initial
                                        issuance, except secured intercompany
                                        notes to UCAR Finance with similar
                                        cross-guarantees (except that they are
                                        secured), which are pledged to Senior
                                        Lenders.